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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

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          Date of Report
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         (Date earliest event reported):             May 15, 2000
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                            DUNN COMPUTER CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

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
      COMMONWEALTH OF VIRGINIA                               5060                               54-1890464
(State or Other Jurisdiction of Incorporation     (Primary Standard Industrial    (I.R.S. Employer Identification Number)
           or Organization)                       Classification Code Number)

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         1306 SQUIRE COURT, STERLING VIRGINIA 20166 TEL. (703) 450-0400
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                   -----------

                                 THOMAS P. DUNNE
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            DUNN COMPUTER CORPORATION
                                1306 SQUIRE COURT
                            STERLING, VIRGINIA 20166
                                 (703) 450-0400
                (Name, Address Including Zip Code, and Telephone
               Number, Including Area Code, of Agent For Service)

                                   -----------


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Item 5. Other Events

     (a) Registrant is filing an unaudited consolidated balance sheet as of March 31, 2000 to reflect the issuance of 3,000 shares of Series A Convertible Preferred Stock.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  None

     (b)  None

     (c)  See Exhibit Index

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-k to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     May 15, 2000

                                          DUNN COMPUTER CORPORATION

                                          By:    /s/  Thomas P. Dunne
                                         --------------------------------------
                                          Thomas P. Dunne, President and
                                          Chief Executive Officer


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                                  EXHIBIT INDEX
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          EXHIBIT NUMBER                               EXHIBIT DESCRIPTION

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               99.1                  Unaudited consolidated Balance Sheet as of March 31, 2000
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